SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 1997

                      LEHMAN HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in its charter)


          New York                   333-01451                     36-7142775
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)   Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                     60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

   On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 15,1997.
   The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date September 15, 1997.

                       Principal         Interest       Ending Balance

        Cede & Co. $1,230,080.79         $595,540.76     $115,943,061.73

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.   Monthly Statements and Exhibits

          Exhibit No.
          1.   Monthly Statement to Certificateholders dated September 15, 1997


             Statement to Certificateholders (Page 1 of 2)


             Distribution Date:                      8/15/97       9/15/97

                    INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

             A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


                    Investor Certificate Interest Distributed
4.163437     4.073745
                    Investor Certificate Interest Shortfall Distributed
             0.000000      0.000000
                    Remaining Unpaid Investor Certificate Interest Shortfall
                    0.000000      0.000000

                    Managed Amortization Period ? (Yes=1; No=0)
             1      1
                    Investors Certificate Principal Distributed
       13.868690    8.414261
                      Principal Distribution Amount           13.608315
       8.414261
                         Maximum Principal Payment            31.186632
       23.941685
                         Alternative Principal Payment
13.608315    8.414261
                         Principal Collections less Additional Balances
             13.608315     8.414261
                      Investor Loss Amount Distributed to Investors
             0.260375      0.000000
                      Accelerated Principal Distribution Amount
       0.000000     0.000000
                      Credit Enhancement Draw Amount
0.00   0.00

                    Total Amount Distributed to Certificateholders (P & I)
                    18.032127     12.488006

             B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                    Beginning Investor Certificate Balance
"119,200,606.36 "   "117,173,142.52 "
                    Ending Investor Certificate Balance
"117,173,142.52 "   "115,943,061.73 "
                    Beginning Invested Amount
"119,946,476.70 "   "117,919,012.87 "
                    Ending Invested Amount                   "117,919,012.87"
      "116,688,932.08 "
                  Investor Certificateholder Floating Allocation Percentage
                    94.2279%      94.1362%
                    Pool Factor                    0.8015127    0.7930984
                    Liquidation Loss Amount for Liquidated Loans
             "40,396.00 "  0.00
                    Unreimbursed Liquidation Loss Amount
       0.00  0.00

             Additional Servicing Fee        0       0
             C.     POOL INFORMATION

                    Beginning Pool Balance                   "127,294,077.54"
      "125,264,281.99 "
                    Ending Pool Balance                      "125,264,281.99"
      "124,034,201.20 "
              Servicer Removals form the Trust (Section 2.06)
             0.00   0.00
                    Servicing Fee                 "53,039.20 "  "52,193.45"

             D.     INVESTOR CERTIFICATE RATE


                    Investor Certificate Rate                 5.929690%
5.902340%
                    LIBOR Rate                          5.679690%
5.652340%
                    Maximum Rate                        9.788000%
9.785041%

             E.     DELINQUENCY & REO STATUS


                    Delinquent 30-59 days
                        No. of Accounts                            14     25
                       Trust Balances                     "593,167.83 "
"805,495.15 "
                    Delinquent 60-89 days
                        No. of Accounts                            5      7
                       Trust Balances                     "132,397.68 "
"466,287.59 "
                    Delinquent 90+ days
                        No. of Accounts                            18     17
                       Trust Balances                      "723,515.66 "
"593,005.54 "
                    Delinquent 9+ Months
                        No. of Accounts                            6      10
                       Trust Balances               "254,859 "    "714,592"
                    REO
                        No. of Accounts                            2      2
                       Trust Balances                    "395,058.52 "
"395,658.52 "


             Statement to Certificateholders (Page 2 of 2)


             Distribution Date:                     8/15/97       9/15/97

             "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                    "this 09th day of  September, 1997"



                          Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
                           as Servicer

                           _______________________________________


                          Sam Ilagan
                          Vice-President


















 Distribution List:

"   Director, IPM - FSA"          Lupe Montero - Countrywide Home Loans
 Barbara Grosse - First National Bank of Chicago
 Richard Marron - Countrywide Home Loans
 Gail Brennan - Standard & Poor's Corp.
 Dave Walker- Countrywide Home Loans
 Paul Marsilio - Lehman Brothers
 Richard Pohl -Countrywide Home Loans
 Margarette Carrette - Moody's Investors Service
 Jose Baltasar - Countrywide Home Loans
 Brain Sulker - Hall - Countrywide Home Loans







       SIGNITURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                     By  _______________________________________
                                       Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: September 30, 1997